                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                           Professional Bancorp, Inc.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              Bowne of Los Angeles
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 26, 1995

                            ------------------------

     NOTICE IS HEREBY GIVEN TO THE SHAREHOLDERS OF PROFESSIONAL BANCORP,
INC. (the "Company") that, pursuant to the Bylaws of the Company and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of the Company will be held at the Santa Fe Springs Processing Center of First Professional Bank, N.A., 9900 Norwalk Blvd., Suite 150, Santa Fe Springs, CA 90670, Wednesday, April 26, 1995 at 5:30 p.m., for the purpose of considering and voting upon the following matters:

     1. ELECTION OF DIRECTORS. Electing the following nine persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Richard A. Berger            Joel W. Kovner, Dr., P.H., MPH
H. Leon Brooks, M.D.         Ray T. Oyakawa, M.D.
James B. Jacobson            Lynn O. Poulson, J.D.
Ronald L. Katz, M.D.         David G. Rodeffer, MPH
Melinda McIntyre-Kolpin

     2. APPROVING APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Approving the appointment of the firm of KPMG Peat Marwick LLP as independent public accountants for 1995.

     3. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1995, as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting.

                                          By Order of the Board of Directors



                                          /s/  Joel W. Kovner

                                          JOEL W. KOVNER
                                          Chairman of the Board

Dated: April 6, 1995

     Section 3.3 of the bylaws of the Company provide for the nominations of directors in the following manner:

          "NOMINATION OF DIRECTORS. Nominees for election to the Board shall be selected by the Board or a committee of the Board to which the Board has delegated the authority to make such selections pursuant to these Bylaws. The Board or such committee, as the case may be, will consider written recommendations from shareholders for nominees for election to the Board provided such recommendations, together with (i) such information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the Exchange Act, (ii) a description of all arrangements or other understandings among the recommending shareholder and each nominee and any other person with respect to such nomination and (iii) the consent of each nominee to serve as a director are received by the Secretary of the Corporation, in the case of an annual meeting of shareholders, not later than the date specified in the most recent proxy statement of the Corporation as the date by which shareholder proposals for consideration at the next annual meeting of shareholders must be received, and, in the case of a special meeting of shareholders, not later then the tenth day after the giving of notice of such meeting. Only persons duly nominated for election to the Board in accordance with this (Bylaw) and with respect to whose nominations proxies have been solicited pursuant to a proxy statement filed pursuant to the Exchange Act shall be eligible for election to the Board. Each notice to shareholders of a meeting of shareholders at which directors are to be elected shall contain a statement to the effect set forth in this (Bylaw)."

YOU ARE URGED TO VOTE IN FAVOR OF THE PROPOSALS OF THE COMPANY'S BOARD OF DIRECTORS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF YOUR PROXY, OR BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON. PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                           PROFESSIONAL BANCORP, INC.
                                  606 BROADWAY
                         SANTA MONICA, CALIFORNIA 90401

                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD APRIL 26, 1995

                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") of Professional Bancorp, Inc. (the "Company") to be held at the Processing Center of First Professional Bank, N.A., 9900 Norwalk Blvd., Suite 150, Santa Fe Springs, CA 90670, Wednesday, April 26, 1995 at 5:30 p.m., and at any and all adjournments.

     It is anticipated that this Proxy Statement will be mailed to shareholders eligible to receive notice of and vote at the Meeting on or about April 6, 1995.

     The matters to be considered and voted upon at the Meeting will be:

     1. ELECTION OF DIRECTORS. Electing the following nine persons to the Board of Directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified:

Richard A. Berger            Joel W. Kovner, Dr., P.H., MPH
H. Leon Brooks, M.D.         Ray T. Oyakawa, M.D.
James B. Jacobson            Lynn O. Poulson, J.D.
Ronald L. Katz, M.D.         David G. Rodeffer, MPH
Melinda McIntyre-Kolpin

     2. APPROVING APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Approving the appointment of the firm of KPMG Peat Marwick LLP as independent public accountants for 1995.

REVOCABILITY OF PROXIES

     A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to and may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the Proxy Holders will be revoked if the person executing the Proxy is present at the Meeting and elects to vote in person by advising the Chairman of the Meeting of his/her election to vote in person, and by voting in person at the Meeting. Subject to such revocation all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxy Holders in accordance with the instructions on the Proxy. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE ELECTION OF THE NOMINEES FOR DIRECTOR SET FORTH HEREIN AND IN FAVOR OF RATIFYING THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR 1995. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

PERSONS MAKING THE SOLICITATION

     This solicitation of Proxies is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Professional Bank, N.A. (the "Bank"), may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Proxy Materials to shareholders whose stock in the company is held of record by such entities.

                               VOTING SECURITIES

     There were issued and outstanding 1,131,859 shares of the Company's Common Stock on March 31, 1995, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. Each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. If any shareholder gives such notice, all shareholders may cumulate their votes for nominees. Cumulative voting means that a shareholder has the right to vote the number of shares he or she owns as of the record date, multiplied by the number of directors to be elected. This total number of votes may be cast for one nominee or it may be distributed among nominees in any manner as the shareholder sees fit. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of the Proxy Holders, in accordance with the recommendations of the Board of Directors, and discretionary authority to do so is included in the Proxy.

                                     VOTING

     The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. At the Meeting, directors will be elected by a plurality of the votes cast. Therefore, the nine nominees receiving the highest number of affirmative votes shall be elected directors of the Company at the conclusion of the tabulation of the votes. The actual number of directors elected may be less than nine in the event that fewer than nine nominees receive any affirmative votes under the rules of cumulative voting (see "VOTING SECURITIES" herein). Shares represented by proxies which are marked "withhold authority" or proxies marked to deny discretionary authority with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or as a vote against the respective nominee or nominees and thus will have no effect on the election of such nominee or nominees as director. In addition, shares voted on one proposal but not the other on the proxies returned by brokers will be counted for the purpose of determining the number of shares represented at the meeting, but will not be considered as a vote for or against the matter not voted on. Abstentions will have the same effect as a negative vote on matters other than election of directors because approval by a majority of the shares represented in person or by proxy at the Meeting and entitled to vote is required for shareholder approval of matters other than election of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information, as of March 31, 1995, concerning the beneficial ownership of the Company's outstanding Common Stock by each director and executive officer of the Company, by each nominee to the Board of Directors, by all directors and executive officers of the Company as a group and by principal shareholders.

                                                            COMMON STOCK
                                                            BENEFICIALLY
                                                             OWNED AND
                   NAME AND OFFICE HELD                      NATURE OF         PERCENT OF
                  (OTHER THAN DIRECTOR)                     OWNERSHIP(1)        CLASS(2)
                  ----------------------                    ------------       ----------
Richard A. Berger.........................................    28,127(3)           2.46%
H. Leon Brooks, M.D.......................................   147,991(4)          12.89%
James B. Jacobson.........................................    19,650(5)           1.73%
Ronald L. Katz, M.D.......................................    18,680(6)           1.64%
Joel W. Kovner, Dr., P.H., MPH............................   423,749(7)          27.93%
  Chairman of the Board of Directors
  and Chief Executive Officer
Melinda McIntyre-Kolpin...................................    82,750(8)           6.82%
Ray T. Oyakawa............................................    26,994(9)           2.36%
Lynn O. Poulson, J.D. ....................................    28,976(10)          2.52%
Daniel S. Rader...........................................    32,439(11)          2.79%
David G. Rodeffer, MPH....................................    34,734(12)          3.03%
All Directors and Executive Officers (10 in Number).......   844,090(13)         49.19%
Robert H. Leshner(14).....................................   108,000(15)          8.77%
  (holds no office)

- - ---------------

 (1) Unless otherwise indicated, the persons named herein have sole and/or joint voting power over shares reported and such shares are owned directly.

 (2) Options and Warrants to purchase shares of Common Stock held by directors, officers and other individuals that were exercisable within 60 days after March 31, 1995 ("Exercisable Option Shares" or "Exercisable Warrant shares"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.

 (3) Includes 13,627 Exercisable Option Shares.

 (4) Includes 16,686 Exercisable Option Shares.

 (5) Includes 3,434 Exercisable Option Shares.

 (6) Includes 8,368 Exercisable Option Shares.

 (7) Includes 385,500 Exercisable Option Shares.

 (8) Includes 81,500 Exercisable Option Shares.

 (9) Includes 10,282 Exercisable Option Shares.

(10) Includes 19,726 Exercisable Option Shares.

(11) Includes 31,036 Exercisable Option Shares.

(12) Includes 14,000 Exercisable Option Shares.

(13) Includes 584,159 Exercisable Option Shares.

(14) Mr. Leshner's business address is 312 Walnut Street, Cincinnati, OH 45202-3874.

(15) Includes 100,000 Exercisable Warrant Shares.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws provide that the Board of Directors shall consist of one or more directors as determined by the Board of Directors. The Board has fixed the number at nine. The nine persons named below who are currently members of the Company's Board of Directors will be nominated for election as directors to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all nine nominees, or as many thereof as possible under the rules of cumulative voting (see "VOTING SECURITIES" herein). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of competing nominees, and may have the effect of precluding third party nominations if the notice provisions are not followed.

               IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

     None of the directors or executive officers of the Company was selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company and the Bank acting within their capacities as such. There are no family relationships between the directors and executive officers of the Company.

     The following table sets forth the names and certain information as of March 31, 1995, concerning the persons to be nominated by the Board of Directors for election as directors of the Company and the one executive officer of the Company that is not nominated for election as a director:

                                                                                 YEAR           YEAR
                                                                               APPOINTED      APPOINTED
                                                                              OR ELECTED     OR ELECTED
        NAME AND TITLE                         BUSINESS EXPERIENCE DURING     DIRECTOR OF    DIRECTOR OF
     (OTHER THAN DIRECTOR)             AGE         THE PAST FIVE YEARS        THE COMPANY     THE BANK
- - -------------------------------        ---    -----------------------------   -----------    -----------
Richard A. Berger..................    63     President, Richard A. Berger        1981           1981
                                              Associates, Inc. (Realtors);
                                              Past President and Chief
                                              Financial Officer, California
                                              Culinary Institute
H. Leon Brooks, M.D................    59     Physician (Orthopedic               1984           1984
                                              surgeon), Tower Orthopaedic
                                              and Sports Medicine
James B. Jacobson..................    72     President, JBJ Management           1990           1990
                                              Inc. (personal services
                                              corporation)
Ronald L. Katz, M.D. ..............    62     Professor of anesthesiology,        1984           1984
                                              USC Medical Center; Professor
                                              and past Chairman of
                                              Anesthesiology, UCLA Medical
                                              Center; Past Chief of Staff,
                                              UCLA Medical Center
Joel W. Kovner, Dr. P.H., MPH .....    53     Chief Executive Officer,            1981           1981
  Chairman of the Board of                    First Professional Bank,
  Directors, President and                    N.A.; Medical Economist
  Chief Executive Officer(1)


                                                                            YEAR           YEAR
                                                                          APPOINTED      APPOINTED
                                                                         OR ELECTED     OR ELECTED
        NAME AND TITLE                    BUSINESS EXPERIENCE DURING     DIRECTOR OF    DIRECTOR OF
     (OTHER THAN DIRECTOR)        AGE         THE PAST FIVE YEARS        THE COMPANY     THE BANK
- - -------------------------------   ---    -----------------------------   -----------    -----------
Melinda McIntyre-Kolpin........   38     President, First Professional       1989           1989
                                         Bank, N.A.; serves as a
                                         director of Pacific
                                         Physicians Services
Ray T. Oyakawa, M.D............   47     Ophthalmologist, Chief              1988           1988
                                         Executive Officer, Pacific
                                         EyeNet
Lynn O. Poulson, J.D.,.........   57     Partner of Johnson & Poulson        1982           1982
  Secretary(1)                           (law firm)
Daniel S. Rader................   35     Executive Vice President,            N/A            N/A
  Chief Financial Officer                Chief Financial Officer and
  and Treasurer(1)                       Chief Investment Officer,
                                         First Professional Bank, N.A.
                                         (since 1994)
David G. Rodeffer, MPH.........   49     Executive Vice President and        1994           1994
                                         Chief Operating Officer,
                                         First Professional Bank,
                                         N.A., (since 1993); formerly
                                         partner of Coopers and
                                         Lybrand (healthcare division)

- - ---------------

(1) All officer positions have been held for the past five years or longer.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                    OF "AUTHORITY GIVEN" ON THIS PROPOSAL 1.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During 1994, the Board of Directors of the Company held twelve meetings. The Audit Committee of the Board of Directors oversees the Company's outside independent public accountants. The Audit Committee consists of Mr. Berger and Dr. Katz and met eight times during 1994.

     The Company's Board of Directors does not have a standing nominating or compensation committee; however, the Board of Directors of First Professional Bank, N.A. has a compensation committee which performs those functions and will be referred to herein as the Compensation Committee.

     During 1994, no director of the Company who is standing for election at the Annual Meeting attended less than 75% of the aggregate meetings of the Company's Board of Directors and, if applicable, the committee of the Board on which he or she served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1994 all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were fulfilled in a timely manner, with the exception of one inadvertently late filing by David G. Rodeffer covering the purchase of 1,200 shares in March, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                ---------------------------------
                                                                        AWARDS
                                                                -----------------------
                                                                             SECURITIES   PAYOUTS
                                          ANNUAL COMPENSATION   RESTRICTED   UNDERLYING   -------
                                          -------------------     STOCK      OPTIONS #/    LTIP        ALL OTHER
   NAME AND PRINCIPAL POSITION     YEAR    SALARY    BONUS(1)     AWARDS      SARS(2)     PAYOUTS   COMPENSATION(3)
- - ---------------------------------  ----   --------   --------   ----------   ----------   -------   ---------------
Joel W. Kovner, Dr., P.H.........  1994   $203,000   $249,000     -0-             -0-      -0-          $ 3,000
  Chairman of the Board            1993    197,000    288,000     -0-           10,500     -0-            8,728
  and Chief Executive              1992    190,000    310,000     -0-          311,115     -0-            4,364
  Officer of the Company
Melinda McIntyre-Kolpin..........  1994    136,500    125,000     -0-             -0-      -0-             -0-
  President of First               1993    132,500    125,000     -0-            6,500     -0-             -0-
  Professional Bank, N.A.          1992    127,000    135,000     -0-           56,835     -0-             -0-
David G. Rodeffer, MPH...........  1994    150,000     75,000     -0-           25,000     -0-           75,816
  Executive Vice President and     1993        N/A        N/A     N/A              N/A     N/A              N/A
  Chief Operating Officer of       1992        N/A        N/A     N/A              N/A     N/A              N/A
  First Professional Bank, N.A.
Daniel S. Rader..................  1994     86,000     35,000     -0-             -0-      -0-            2,320
  Chief Financial Officer and      1993     79,500     30,000     -0-            2,000     -0-            2,040
  Treasurer of the Company         1992     69,000     22,500     -0-           26,572     -0-            1,380

- - ---------------

(1) Includes bonuses accrued in 1994, 1993 and 1992 and paid in 1995, 1994 and 1993, respectively, except for the 1994 and 1993 bonus for Melinda McIntyre-Kolpin; $67,500 of the bonus earned in 1993 was paid in 1993 and $87,500 of the bonus earned in 1994 was paid in 1994.

(2) Reflects options only; no stock appreciation rights ("SARs") have been issued.

(3) Reflects the Bank's contribution to the officer's savings plan account pursuant to Section 401(k) of the Internal Revenue Code, and a $75,000 signing bonus paid to David G. Rodeffer, who joined the Company in January, 1994.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                           INDIVIDUAL GRANTS                              POTENTIAL
                          ---------------------------------------------------        REALIZABLE VALUE AT
                           NUMBER OF      % OF TOTAL                                   ASSUMED ANNUAL
                           SECURITIES    OPTIONS/SARS                               RATES OF STOCK PRICE
                           UNDERLYING     GRANTED TO    EXERCISE                        APPRECIATION
                          OPTIONS/SARS    EMPLOYEES     OR BASE                      FOR OPTION TERM(2)
                            GRANTED       IN FISCAL      PRICE     EXPIRATION    ---------------------------
          NAME                (#)            YEAR        ($/SH)       DATE        5%($)     10%($)     0%($)
- - ------------------------  ------------   ------------   --------   ----------    -------    -------    -----
David G. Rodeffer,
  MPH...................     25,000          100.00       12.00      1/25/04     188,750    478,000     --

- - ---------------

(1) All stock options are granted at an exercise price equal to or greater than the market price at the time of such grant. All stock options are vested based on the date of employment at a rate of one third per year. All stock options are unregistered and the shares acquired are restricted from sale or transfer for a period of two years following exercise.

(2) Amounts reflect arbitrary rates of appreciation set forth in the applicable Securities and Exchange Commission regulations. Actual gains, if any, on stock option exercises depend on future performance of the Company's Common Stock and overall stock market conditions. No assurance can be given that the amounts reflected in these columns will be achieved. The Company's per share stock price would be $19.55 and $31.12 if increased 5% and 10%, respectively, compounded annually over the option term.

             AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                                                            NUMBER OF
                                                                            SECURITIES             VALUE OF
                                                                            UNDERLYING            UNEXERCISED
                                                                           OPTIONS/SARS          OPTIONS/SARS
                                                                           AT FY-END(#)          AT FY-END($)
                                                                           -------------         -------------
                                   SHARES ACQUIRED                         EXERCISABLE/          EXERCISABLE/
              NAME                  ON EXERCISE(#)    VALUE REALIZED($)    UNEXERCISABLE         UNEXERCISABLE
- - ---------------------------------  ----------------   -----------------    -------------         -------------
Joel W. Kovner, Dr. P.H..........      --                  --                 385,500                95,828
Melinda McIntyre-Kolpin..........      --                  --                  81,500                27,248
David G. Rodeffer, MPH...........      --                  --                  14,000
                                                                               11,000(1)               --
Daniel S. Rader..................      --                  --                  31,036                 3,696

- - ---------------

(1) Of these options, 6,000 and 5,000 become exercisable on August 1, 1995 and 1996, respectively.

COMPENSATION OF DIRECTORS

     Compensation is paid to outside directors only. During 1994, each outside director received a monthly fee of $1,000. Additionally, compensation was paid based on committee membership as follows: members of the audit committee received $250 per month (Ronald L. Katz, M.D.) with the committee chairman receiving $400 per month (Richard A. Berger); members of the loan committee receive $750 per month (Messrs. H. Leon Brooks, M.D., James B. Jacobson, Ray T. Oyakawa, M.D. and Lynn O. Poulson, J.D.); members of the Community Reinvestment Act Oversight Committee receive $350 per month (Richard A. Berger); members of the Investment Committee receive $350 per month (H. Leon Brooks, M.D. and Ray T. Oyakawa, M.D.).

        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

SALARY CONTINUATION PLAN

     In February 1992, the Bank discontinued an existing term life insurance policy provided as an employee benefit to Dr. Kovner and established in its place a Salary Continuation Plan (the "SCP"). The term life policy provided that, in the event of Dr. Kovner's death, his estate would receive a $1,500,000 death benefit. The SCP is a nonqualified, executive benefit plan pursuant to which the Bank will pay Dr. Kovner an annual retirement benefit of $150,000 per year for 15 years upon his retirement from active daily service at or after reaching age 60 in return for his continued current satisfactory performance as an employee of the Bank. If Dr. Kovner dies while the SCP is in effect, his estate will receive the payments under the SCP which he was entitled to receive at the time of his death. Dr. Kovner's right to receive benefits under the SCP vested on September 1, 1992 representing his completion of ten years of continuous service since the Bank commenced operations. The SCP is an unfunded plan; however, as a deferred compensation plan, the Bank is required to accrue sufficient expenses so that the present value of the benefit to be paid to Dr. Kovner at age 60 is reflected as a liability on the Bank's books by that time. During 1995, the Bank will accrue such liability at a rate of approximately $9,500 per month. The SCP is not an employment contract. In the event Dr. Kovner's employment with the Bank is terminated, voluntarily or involuntarily, for any other reason after September 1, 1992, the Bank shall commence paying benefits to Dr. Kovner as called for under the SCP. In order to fund its obligation under the SCP, the Bank has purchased a single premium universal life policy under which Dr. Kovner is the insured while the Bank is the owner and beneficiary thereof. If assumptions as to mortality experience, policy dividends and other factors are realized, the Bank will receive earnings under the new policy equal to the expense accruals for the SCP retirement benefits. There can be no assurance that such assumptions will be realized.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The following persons served on the Company's Compensation Committee during 1994: Messrs. Richard A. Berger, H. Leon Brooks, M.D., Chairman, James B. Jacobson, Ronald L. Katz, M.D., Ray T. Oyakawa, M.D. and Lynn O. Poulson. All of the above persons other than James B. Jacobson, have had banking transactions with the Bank which have included extensions of credit during 1994. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable terms. As of March 31, 1995, all such loans were current.

                         COMMON STOCK PERFORMANCE GRAPH

     The Comparison Stock Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following graph shows a five year comparison of cumulative total returns for the Company, S&P 500 Index and Peer Group Index. The Peer Group Index consists of commercial banks listed on the American Stock Exchange (AMEX) and was provided to the Company by SNL Securities.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      PROFESSIONAL BANCORP, INC., S&P 500 INDEX AND SNL AMEX BANK INDEX(1)

                                  [GRAPHIC]

  MEASUREMENT PERIOD      SNL AMEX BANK     PROFESSIONAL       S&P 500
(FISCAL YEAR COVERED)         INDEX         BANCORP, INC.    TOTAL RETURN
- - ---------------------     -------------     -------------    ------------
      12/31/89               $100.00           $100.00          $100.00
      12/31/90                 57.09             64.65            96.90
      12/31/91                 66.00            113.13           126.43
      12/31/92                 78.67            153.54           136.06
      12/31/93                 83.86            142.77           149.77
      12/31/94                 90.67             83.50           151.45

- - ---------------

(1) Assumes $100 invested on 12/31/89 in Professional Bancorp, Inc. Common Stock, S&P 500 Index, and the SNL AMEX Bank Index. Also assumes reinvestment of all dividends.

PURCHASE OF SHARES

     On December 18, 1990, the Company finalized and executed a Stock Purchase Agreement (the "Agreement") with Don S. Levin, a principal shareholder of the Company, pursuant to which the Company agreed to purchase 165,455 shares of the Company's common stock owned by Mr. Levin. The purchases under the Agreement were to be made in annual installments during the period December 20, 1990 through December 20, 1995. Under the terms of the Agreement, the Company purchased 16,000 shares from Mr. Levin on December 20, 1990 for aggregate consideration of $330,000. On December 20, 1991, the Company purchased an additional 16,000 shares for aggregate consideration of $330,000; on December 20,

1992, the Company purchased an additional 17,000 shares for aggregate consideration of $330,000; on December 20, 1993, the Company purchased an additional 32,000 shares for aggregate consideration of $580,000; on December 30, 1994 the Company purchased the remaining 84,455 shares for aggregate consideration of $930,000. The aggregate purchase price for the purchase of all of Mr. Levin's shares was $2,500,000. The Agreement provides that Mr. Levin will not purchase any additional shares of the Company's Common Stock for an additional seven years following December 30, 1994.

CERTAIN TRANSACTIONS

     Some of the current directors and executive officers of the Company, and companies with which they are associated, are customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business and the Bank expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable terms. As of March 31, 1995, all such loans were current.

     The board permits certain executive officers to obtain short-term loans from the Company. During 1994, Dr. Joel W. Kovner received loans between June and December totaling $174,900 at an interest rate of 5%. All such loans were paid in full at December 31, 1994.

                                   PROPOSAL 2

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of KPMG Peat Marwick LLP served as independent public accountants for the Company and the Bank for 1994 and has been selected by the Board of Directors to continue to serve in that capacity for 1995.

     It is anticipated that a representative of KPMG Peat Marwick LLP will be present at the Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions from shareholders.

     Shareholder ratification of the selection of auditors is not required under the laws of the State of Pennsylvania, but the Board nevertheless decided to ascertain the views of the shareholders in this regard. If the selection of KPMG Peat Marwick LLP is not ratified at the Meeting, the Board will consider the selection of other auditors.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

          SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

     Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders of the Company (i) must be received by the Company at its offices at 606 Broadway, Santa Monica, California 90401, no later than December 7, 1995 and (ii) must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's Proxy Statement for that meeting.

                                 OTHER MATTERS

     The Company's Board of Directors does not know of any matters to be presented at the Meeting other than those set forth above. However, if other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote said Proxy in accordance with the recommendations of the Company's Board of Directors on such matters, and discretionary authority to do so is included in the Proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/  JOEL W. KOVNER

                                          Joel W. Kovner
                                          Chairman of the Board

Dated: April 6, 1995

     MANAGEMENT OF THE COMPANY WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT ON FORM 10K INCLUDING FINANCIAL STATEMENTS AND SCHEDULES. SUCH REQUEST SHOULD BE DIRECTED TO DANIEL S. RADER, CHIEF FINANCIAL OFFICER, PROFESSIONAL BANCORP, INC., 606 BROADWAY, SANTA MONICA, CALIFORNIA 90401.

PROXY                      PROFESSIONAL BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 1995

   The undersigned shareholder of Professional Bancorp, Inc. (the "Company") hereby nominates, constitutes and appoints Joel W. Kovner and Lynn O. Poulson, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Processing Center of First Professional Bank, N.A., 9900 Norwalk Blvd., Suite 150, Santa Fe Springs, CA 90670, on Wednesday, April 26, 1995 at 5:30 p.m. and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present as follows:

    1. ELECTION OF DIRECTORS

    To elect the nine persons named below and in the Proxy Statement dated April 6, 1995, accompanying the Notice of said Meeting, to serve until the 1996 Annual Meeting of Shareholders and until their successors are elected and have qualified:

          Richard A. Berger, H. Leon Brooks, M.D., James B. Jacobson,
Ronald L. Katz, M.D., Melinda McIntyre-Kolpin, Joel W. Kovner, Dr., P.H., MPH,
      Ray T. Oyakawa, M.D., Lynn O. Poulson, J.D., David G. Rodeffer, MPH

               AUTHORITY GIVEN / /        AUTHORITY WITHHELD / /

   IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE SPACE PROVIDED BELOW:

- - --------------------------------------------------------------------------------

    2. RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS. Ratifying the appointment of the firm of KPMG Peat Marwick LLP as independent public accountants of the Company for 1995.

                 FOR / /        AGAINST / /        ABSTAIN / /

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL 1 AND "FOR" ON PROPOSAL 2. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

     ------------------------------          DATED:                 , 1995
           (Numbers of Shares)
                                             ------------------------------
                                                (Please Print Your Name)

                                             ------------------------------
                                               (Signature of Shareholder)

                                             ------------------------------
                                                (Please Print Your Name)

                                             ------------------------------
                                               (Signature of Shareholder)

                                             (Please date this Proxy and sign your
                                             name as it appears on the stock
                                             certificates. Executors, administrators,
                                             trustees, etc., should give their full
                                             titles. All joint owners should sign.)

                                             I do / / do not / / expect to attend the
                                             Meeting.


THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.